NYSE: NAV 1 Analyst Day February 1, 2012 Navistar Analyst Day February 1, 2012 Exhibit 99.1

NYSE: NAV

Analyst Day
February 1, 2012
2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2011, which was filed on
December 20, 2011, Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV

Analyst Day
February 1, 2012
3
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Measures may also be adjusted to exclude certain adjustments which are not considered to be part of our ongoing business and are not representative of our underlying performance. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The Non-GAAP numbers are reconciled to the most appropriate GAAP number is in the appendix of this presentation.

NYSE: NAV 4 Analyst Day February 1, 2012 4 Dan Ustian Chairman, President and Chief Executive Officer

NYSE: NAV

Analyst Day
February 1, 2012
5
Agenda
• Jack Allen, President, N.A. Truck Group
• Archie Massicotte, President, Navistar Defense
• Eric Tech, President, Engine Group
• Troy Clarke, President, Asia Pacific and
Strategic Initiatives
• A.J. Cederoth, EVP & CFO
• Q&A
• Product and Technology Tour
DIFFERENTIATION & INTEGRATION
& CONTROLLING DESTINY
LEVERAGING ASSETS

NYSE: NAV 6 Analyst Day February 1, 2012 6 Building and Shaping Navistar’s History 1909 1912 1918 1924 1936 1942 1943 1950s Cyrus H. McCormick

NYSE: NAV

Analyst Day
February 1, 2012
7
• Focus is on reducing impact of cyclicality
– Non-traditional/expansion markets
– Grow parts
• Improve cost structure while developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating income into net
income
• Controlling our Destiny
Strategy: Leveraging What We Have and
What Others Have Built
Note:   This slide contains non-GAAP information; please see the Reg G in appendix for a detailed reconciliation.
DIFFERENTIATION & INTEGRATION
LEVERAGING ASSETS
& CONTROLLING DESTINY

NYSE: NAV

Analyst Day
February 1, 2012
8
Strategy: Leveraging What We Have and
What Others Have Built
Note:   This slide contains non-GAAP information; please see the Reg G in appendix for a detailed reconciliation.
$(10.00)
$(5.00)
-
$5.00
$10.00
$15.00
$20.00
$25.00
$
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
Adjusted Manufacturing Segment Profit
(Loss)
($500)
$0
$500
$1,000
$1,500
$2,000
2003 2004 2005 2006 $20B Goal
Fiscal Year
150 200 250 300 350 400 450
TRADITIONAL INDUSTRY VOLUME (000S )
Goal at Mature
strategy & 350k

NYSE: NAV

Analyst Day
February 1, 2012
9
Leveraging by Integration and
Differentiation
Great Products
Great Products
AAP
TBP
GAP
EAP
SAP
HEP
Air System
Transition from Focused
to Flexible Manufacturing
In-cylinder EGR
Fuel System
Controls
Blocks
Dealer strength
Growth through
integrated products
Mixers
Military
RV
Profitable Growth
Competitive Cost
Structure

NYSE: NAV 10 Analyst Day February 1, 2012 10 Results While Building The Foundation For Our Future Through Integration

NYSE: NAV

Analyst Day
February 1, 2012
11
Profitable at all points in the cycle
Results While Building
Note:   This slide contains non-GAAP information; please see the Reg G in appendix for a detailed reconciliation. 2007, 2008, 2009 and 2011 excluded certain charges.
($200)
$0
$200
$600
$1,200
$1,000
$800
$400
2003 2004 2005 2006
2007 2008 2009
2010 2011
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
$(10.00)
$(5.00)
$
$5.00
$10.00
$15.00
$20.00
$25.00
-
150 200 250 300 350 400 450
Fiscal Year
TRADITIONAL INDUSTRY VOLUME (000S )
-

Purchased Engines
Global Powertrain
Leader in Integrated Products, Technology
and Innovation
12
Analyst Day
February 1, 2012
NYSE: NAV
DT
9 10
7
2012 Product Offerings –
Well Positioned For the Future
2007 Product Offerings

NYSE: NAV 13 Analyst Day February 1, 2012 13 Positioned Well for the Future FY 2012 Military ~$1.5B N. A. Truck Engines Parts Global Building the foundation for our future through integration

NYSE: NAV

Analyst Day
February 1, 2012
14
Continued Success in 2012 While
Building Our Future
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation. 2007, 2008, 2009 and 2011 excluded certain charges. 2012 FY Guidance and Pro-Forma does not include engineering integration costs and restructuring of N.A.
manufacturing operations.
($93)
$11
$421
$838
$462
$1,088
$707
$741
$882
$1,075
$1,800
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
-$500
$0
$500
$1,000
$1,500
$2,000
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Guidance
Midpoint
At 350k
Fiscal Year
Manufacturing Segment Profit (Loss)*
2007
Actual
2008
Actual
2009
Actual
2010
Actual
2011
Actual
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
$25.00
150 200 250 300 350 400
TRADITIONAL INDUSTRY VOLUME (000S )
2012 Guidance
2012 Pro -Forma
Goal at Mature
Strategy & 350K

NYSE: NAV

Analyst Day
February 1, 2012
15
Status of Integration/Differentiation
• Bus
• Military
• Latin America
• Parts
Actions Complete Breakthroughs 2012 Future
• North America Truck
• Engine
• Global Truck
• Global Bus
40T/49T
25T Tipper
CT610
CT630
ProStar ® with
MaxxForce ® 15
Sloped Nose WorkStar ®
MaxxForce ® 11/13
LoneStar ® with
500HP MaxxForce ® 13
13L 13L

NYSE: NAV 16 Analyst Day February 1, 2012 16 Jack Allen President, North America Truck Group

NYSE: NAV

Analyst Day
February 1, 2012
17
North America Truck Industry
• Economy
– Choppy recovery
– Consumer confidence lacking
– Unemployment remains high
– Freight levels/rates/profitability
• Industry Shifts
– Intermodal
– Length of haul
– 13L Big Bore engines
Era of Dynamic Change
Navistar Strategy Anticipates and Capitalizes on Market Dynamics
through Integration
• Regulatory
– Emissions
– GHG
– OBD
– Stopping distance
• Customers
– Consolidation
– Regulations – HOS, EOBR
– Driver shortages
– Replacement purchases –
used truck values

NYSE: NAV

Analyst Day
February 1, 2012
18
North American Truck Strategy
•
Great Products
Differentiated through Integration
•
Costs
Scale/Labor/Manufacturing
•
Growth
Market Share, New Markets,
New Business
10% Return on Sales
LEVERAGING ASSETS
& CONTROLLING DESTINY
DIFFERENTIATION & INTEGRATION

NYSE: NAV 19 Analyst Day February 1, 2012 19 Integrated Strategic Picture Product Customer New Products New Markets Distribution Customer Support Integrated Trucks

NYSE: NAV

Analyst Day
February 1, 2012
20
Strong Actions During Recession Lead to Success
in Core North America Market Recovery
U.S. and Canada Traditional Industry
Products, Distribution, Growth
Solid Recovery from 2009 Trough
Industry up 45%
from 2009 trough
Industry up 45%
from 2009 trough

NYSE: NAV 21 Analyst Day February 1, 2012 21 Broadest Integrated Application Based Product Line Heavy Medium Class 8 Bus Severe Market Leadership: Note: Market share based on brand

NYSE: NAV 22 Analyst Day February 1, 2012 22 Integrated Strategic Picture New Products New Markets Distribution Product Integrated Trucks Customer Support Customer

NYSE: NAV 23 Analyst Day February 1, 2012 23 Core Product Strategy Industry 15L to 13L Conversion

NYSE: NAV

Analyst Day
February 1, 2012
Products – New and Differentiated
MaxxForce
®
Engines Family
NOx Emissions
Working with the EPA
Submitted a 0.2g NOx in-cylinder Big Bore engine for
production certification
Continue building with credits and other EPA alternatives if required
In-cylinder Emission Solution
Only Industry OEM
that retains emission
compliance burden
Customer friendly,
simple operating
experience
Only Manufacturer in the world who will have achieved 0.2 NOX without SCR
1.2
0.5
0.2

NYSE: NAV

Analyst Day
February 1, 2012
25
Core Product Strategy – Integrated and
Enhanced
LoneStar
®
with 500HP
MaxxForce
®
13
Sloped Nose WorkStar
®
with upgraded interior
MaxxForce
®
15
PayStar
®
with
MaxxForce
®
15 up to 550HP
New Low Cab Forward product
Advanced EGR technology
Natural Gas offering
MaxxForce
®
10
MaxxForce
®
11

NYSE: NAV 26 Analyst Day February 1, 2012 26 Integrated Strategic Picture New Products New Markets Distribution Product Integrated Trucks Customer Support Customer

NYSE: NAV

Analyst Day
February 1, 2012
27
Products – New and Differentiated
60,000 Unit Class 4/5 Market – 20% Share Goal
Commercial Alternative to Pick-up Truck
EGR Based MaxxForce
®
7 Engine
3,000 in 2011; 12,000 Mature
4x4 in 2012
Body Installation at Navistar Plant

NYSE: NAV

Analyst Day
February 1, 2012
28
Natural Gas is a Growth Opportunity
Natural Gas Demand
Integrated product
Strong partners
Full product line
Best distribution
network and
customer support
Why Navistar?
Diesel and Natural Gas
(DGE) Pricing
Natural Gas is 50%
less than Diesel
New Innovations in Hydraulic Fracturing
Technology have resulted in expansion of
the Natural Gas Industry
100-200 years of Natural Gas
Diesel LNG CNG
$4
$2
2011 2016
~600
11,000+

NYSE: NAV 29 Analyst Day February 1, 2012 29 Integrated Strategic Picture New Products New Markets Distribution Product Integrated Trucks Customer Support Customer

NYSE: NAV

Analyst Day
February 1, 2012
30
North America Distribution
New International Dealers
Distribution Network
• Investments to strengthen the
best dealer network in the
industry
• New and existing dealers in key
major market areas
• Solid experience from proven
leaders in truck and related
industries… Freightliner, Volvo,
Mack, Caterpillar, Peterbilt,
Sterling
• Investment in integrated
strategy: facilities, technicians,
hours of service, diesel
particulate filter machines, etc.
Full product line
Integrated products
Parts and service
Keeping our dealers
strong and growing

NYSE: NAV 31 Analyst Day February 1, 2012 31 Integrated Strategic Picture New Products New Markets Distribution Product Integrated Trucks Customer Support Customer

NYSE: NAV

Analyst Day
February 1, 2012
32
Integrated Parts, Service and Customer Support
Built around the Customer
Significantly Improving Vehicle Uptime
Repair advocates
Diagnostic/Repair
Parts identification
Parts sourcing
Warranty
On the move:
Alerts
Assessment/Diagnostic
Repair facility identification
Repair parts location & shipping
Direct asset to en-route repair facility
Fast turnaround/expedited service
Auto
Data
Populate
Consolidated Team at Lisle World Headquarters
Smart Truck

NYSE: NAV

Analyst Day
February 1, 2012
33
Parts Business
Parts Business Positioned for Steady Consistent Growth
Proprietary Engine Population Growth North American Commercial
Parts Sales
Mid Range
Established
Big Bore Growth
Engine business drives ancillary
part sales

NYSE: NAV 34 Analyst Day February 1, 2012 34 Integrated Strategic Picture New Products New Markets Distribution Product Integrated Trucks Customer Support Customer

NYSE: NAV 35 Analyst Day February 1, 2012 35 Growth: Integrated Trucks

NYSE: NAV 36 Analyst Day February 1, 2012 36 Integrated Truck Strategy Rear Discharge Front Discharge Body Integration Alabama Assembly Plant

NYSE: NAV

Analyst Day
February 1, 2012
37
Competitive Cost Structure
• Lisle and Melrose integration
• Fully flexible – 1 – 2 – 3 platforms
• Common manufacturing processes
• Global Sourcing
• Commodity Strategy
Manufacturing Flexibility Product Development Strategy
JAC JV pending government approval
Optimized lowest cost in industry
Logistics
Inbound/Outbound freight
Assembly cost
Procurement
Common Platforms = Scale
– MNAL - India
– JAC - China
– MWM - South America
– Escobedo - Mexico

NYSE: NAV 38 Analyst Day February 1, 2012 38 Results and a Look Forward North America Truck Breakeven Volume Improvement 2009 2012 Unit Volume Breakeven Volume 40+%

NYSE: NAV

Analyst Day
February 1, 2012
39
Results
Medium Share
36% - 38%
40%
Past 2011
Class 8 Share
19% - 25%
21%
Past 2011
Class 6 – 8 Industry
Aftermarket Part Sales
Navistar Class 6 – 8 Sales
$10+B

NYSE: NAV

Analyst Day
February 1, 2012
40
Positioned for Profit and Growth
“Best Integrated Vehicle Solutions for Our Customers”
Industry recovery       Increasing volumes
Market Leader #1/#2 in all segments
Investing in distribution
Continuing to invest in new products and
adjacet niche markets
Proprietary engines growing parts sales
Improving margins and lowering
breakeven volumes
Note:  Market share based on brand

NYSE: NAV 41 Analyst Day February 1, 2012 41 Archie Massicotte President, Navistar Defense

NYSE: NAV 42 Analyst Day February 1, 2012 42 Serving Our Military Then Now

NYSE: NAV

Analyst Day
February 1, 2012
43
Leverage & Integrate
Our Assets
Profitable Growth Through Integration
Navistar Defense
• Body integrator
• Full service logistics
• Parts
LEVERAGING ASSETS
& CONTROLLING DESTINY
DIFFERENTIATION & INTEGRATION

NYSE: NAV

Analyst Day
February 1, 2012
44
Navistar Defense – Era of Efficiency
2008 2009 2010 2011 2012 +
> $2B > $2B > $2B ~$2B $1.5+
Positioned well for dealing with
budget constraints
Commercial platforms and services for
any program
Defense departments desire
• High operational readiness
• Rapid development
• Affordability and cost containment
• Low total cost of ownership
– Efficient repairs
– Efficient maintenance
• Promote real competition
• Incentivize productivity & innovation

NYSE: NAV 45 Analyst Day February 1, 2012 45 Economical Solutions Leveraging Commercial Assets with Integration

NYSE: NAV 46 Analyst Day February 1, 2012 46 Economical Solutions Innovation & Integration Within Defense MaxxForce ® D Engines Tatra Suspension System 8 X 8 6 X 6

NYSE: NAV

Analyst Day
February 1, 2012
47
FSRs Parts  distribution Parts  distribution
Supply Chain Management
Economical Solutions for Life –
Cycle Integration With Commercial Systems
Special tools
(EZ techs)
Engineering services
Fleet/Parts availability
contracts
Warranty
Training
Commercial Core
Commercial Core
Dealerships
Parts availability
Technicians / field service reps
Availability (uptime - readiness)
Warranty administration
Support tools & equipment
Training
3
rd
party logistics & supply chain mgmt.

NYSE: NAV 48 Analyst Day February 1, 2012 48 System Technical Support Initiatives

NYSE: NAV

Analyst Day
February 1, 2012
49
Recent Wins: $990M
MaxxPro Rolling Chassis & DXM Kits
Rolling Chassis Award:
• 2,717 Rolling Chassis
• Engineering changes
• Supplies
• Services
MaxxPro Plus DXM™
ISS Kits:
• 650 Kits
Opportunity:
• Installation in the United
States and overseas
• Refresh to 10/20 standards
ISS – Independent Suspension Solution (ISS)
Remove Body From Base
Chassis
Transfer Body to
New Rolling
Chassis
Fielded MaxxPro Plus
DXM ISS upgrade
Install Body to New Rolling
Chassis

NYSE: NAV

Analyst Day
February 1, 2012
50
Navistar Defense Revenue Mix
MSVS SMP - Medium Support Vehicle System (MSVS)
Standard Military Pattern (SMP); JLTV – Joint Light
Tactical Vehicle (JLTV); FMS – Foreign Military Sales
Diversified
Military
Revenue
Capability
Insertion
Parts
U.S. & FMS
Vehicles
Services
Direct Foreign
Sales
Opportunities
MSVS SMP
JLTV
Light Tactical Vehicle Opportunities
Foreign Opportunities
Engine Repower
2012 2013 2014 2015+

NYSE: NAV

Analyst Day
February 1, 2012
51
Anticipating the Need
MaxxPro ®
Plus
2,247 Units
MaxxPro ®
Recovery
390 Units
MaxxPro ® Dash
Ambulance
250 Units
Saratoga™
MXT™
338 Units
and Allied
opportunities
Available for U.S.

NYSE: NAV

Analyst Day
February 1, 2012
52
Joint Light Tactical Vehicle
The Jan. 26 update:
• $250K average cost per vehicle
target
• $65K for additional add-on armor
kit (called a B kit)
• Engineering, Manufacturing and
Development phase will now be
27 months
• Production award in 2015
• Procurement of at least 20,000
JLTVs
Humvee Recap Effort Killed;
Army Won't Reap Savings
Inside Defense – Jan. 24, 2012

NYSE: NAV 53 Analyst Day February 1, 2012 53 Thanks Affordability $250K B-kit Survivability MRAP-Level Transportability 76” Ready Now

NYSE: NAV 54 Analyst Day February 1, 2012 54 Eric Tech President, Engine Group

NYSE: NAV 55 Analyst Day February 1, 2012 55 Navistar Engine LEVERAGING ASSETS & CONTROLLING DESTINY DIFFERENTIATION & INTEGRATION Controlling Our Destiny Leading Integration

NYSE: NAV

Analyst Day
February 1, 2012
56
Integration - Navistar Truck
100% MaxxForce Engines
Full line of engines & parts thru Class 8
Superior emissions solution
Fuel economy & performance advantages
Competitive cost structure
Advantage
Navistar Truck

NYSE: NAV

Analyst Day
February 1, 2012
57
Margin Improvement
Stability & scale enables…
Material cost reduction
Supply chain optimization
Manufacturing efficiencies
Internalized margins through PPT
2011
2012
Goal
Cost per unit
reduction
13% 10%
Hour per unit
reduction
22% 8%
MaxxForce
®
13
Results & Goals
Reduced Cost
Improved Profitability

NYSE: NAV

Analyst Day
February 1, 2012
58
Leverage Across the Business
Inline
Installed Engine Population
2009
2012
2015
Over 7 Million Today
Big Bore
Today
50,000
• Large installed base
• Drives parts revenue
• Growing components share
• Expanded engine range
• Increasing proprietary parts
• Big Bore revenue opportunity
200,000
600,000
1,000,000
PARTS GROUP DEALERS/SERVICE
250,000
2009
2012
2015

NYSE: NAV

Analyst Day
February 1, 2012
59
North American On-Road OEM Market
30k Industry
MaxxForce
®
13 Custom Fire Truck Engine
Leverage for North America Growth
Proven on-road product portfolio
Leading emissions technology
Niche high-margin segments
Leverage Navistar parts & service
0 3,000 6,000 9,000
Other
Cement Mixers
Refuse
Scrubbers/Sweepers
Crane
Terminal Tractor
Fire & Rescue
Transit/Coach
RV/Motorhome

NYSE: NAV

Analyst Day
February 1, 2012
60
Leverage for Global Growth
Global Emissions Flexibility
Regional Supply Base
Local Manufacturing Capability
Global Service & Parts Network
Setting the Foundation for Global Truck Business
OEM/Truck Market Joint Ventures

NYSE: NAV

Analyst Day
February 1, 2012
61
Air System
Fuel
System
A/T
System
Research and Development
Design and Material Solutions
Metal
Castings
Machining
METALCASTINGS GROUP SYSTEMS GROUP
Leverage for Component Growth

NYSE: NAV

Analyst Day
February 1, 2012
62
Navistar Engine Business Progress
2011
2012
Future
Transition
Stabilize &
Achieve Scale
Demonstrate
Results
Leading Commercial
Engine Producer
Revenue Growth
2010 2011 2012 Future
$3.0B
$3.7B $4.0 - $4.5B $5.0 - $5.5B
(@350K Industry)
Note:
Engine revenue includes intercompany sales.
2010

NYSE: NAV 63 Analyst Day February 1, 2012 63 Troy Clarke President, Asia Pacific and Strategic Initiatives

NYSE: NAV

Analyst Day
February 1, 2012
64
Navistar’s Global Strategy
DIFFERENTIATION & INTEGRATION
LEVERAGING ASSETS
& CONTROLLING DESTINY
1. INTERNATIONAL
®
brand distribution
• Markets that matter
• Local leadership
• Exclusive distribution
2. Leverage what we do well
• Customer knowledge / support
• Product portfolio
• Partners and alliances

NYSE: NAV 65 Analyst Day February 1, 2012 65 Goal: Significant Revenue Growth PARTS revenue outside revenue outside North America North America 50% 50% Integrated Growth Engines Trucks

NYSE: NAV 66 Analyst Day February 1, 2012 66 2010 Profitable Exports and Investing 2011 Expanded Exports and Continuing Investment 2012 Growth and Profitability 2015 Global Vision Global Timeline

2011 Global Accomplishments
Restructured NC2 JV
Strong  LOCAL
Leadership
China Engine plant groundbreaking
Latin America share
Record Continental Mixer sales
in Latin America
China Engine plant groundbreaking
Award-winning products in India
TranStar
®
launch in
Latin America
Back in business in Brazil
150+ rebuilding
Panama Canal
NYSE: NAV
Analyst Day
February 1, 2012

NYSE: NAV 68 Analyst Day February 1, 2012 68 Global Revenue Projected to Double 2007 2015 2011 $1.5 B $6-8 B $3 B Parts Engine Truck Parts Engine Truck Parts Engine Truck

NYSE: NAV

Analyst Day
February 1, 2012
69
Integrated Global Strategy: Feet First
ENGINE
• Build reputation
• Service network
• Brand association
• Supply base
• Parts support network
• 85% key ratings available
TRUCK
• Develop truck distribution
• Leverage truck brands
• Integrated engines
• Increase local team
• Manufacturing/assembly
• Parts availability in market
INTEGRATED
GROWTH
• Bus applications
• Integrated solutions
• Exports to other regions
• All-makes parts
• Alternative fuels

NYSE: NAV 70 Analyst Day February 1, 2012 70 STRONG DISTRIBUTION LOCAL LEADERSHIP INTEGRATED GROWTH INTEGRATED PRODUCT Global Playbook: A Proven Blueprint MARKETS THAT MATTER

NYSE: NAV

Analyst Day
February 1, 2012
71
Focus on Growing Markets
2010: 1.9 M
2015: 2.3 –
2.5 M
GDP > 7%
GDP = 4 – 7%
GDP < 4%
GDP
Industry Volumes
Note: Includes Medium and Heavy Trucks >6T - Source: JD Power Q2 2011
* Class 7 & 8 Only (source: compiled country data from Regional Office)

NYSE: NAV 72 Analyst Day February 1, 2012 72 LOCAL LEADERSHIP INTEGRATED GROWTH Global Playbook MARKETS THAT MATTER STRONG DISTRIBUTION INTEGRATED PRODUCT

NYSE: NAV 73 Analyst Day February 1, 2012 73 Strong Alliances and Leadership LEADERSHIP ALLIANCES AROUND THE GLOBE

NYSE: NAV 74 Analyst Day February 1, 2012 74 INTEGRATED PRODUCT Global Playbook MARKETS THAT MATTER STRONG DISTRIBUTION LOCAL LEADERSHIP INTEGRATED GROWTH

Differentiate: Integrated Product Portfolio
Brazil
South Africa
Latin America
Australia
India
Brazil
Latin America
75
MN Series
Cat C610/30
DuraStar
®
LoneStar®
ProStar®
AeroStar™
TranStar
®
MN Series
9000s
PayStar
®
9800
1-2-3 STRATEGY
1990
2010
2015
2
1
3
WorkStar
®

NYSE: NAV

Analyst Day
February 1, 2012
76
EPA ENGINES EURO ENGINES
Differentiate: Integrated Engine Portfolio
MaxxForce
®
DT466 / 530
MaxxForce
®
7
MaxxForce
®
15 MaxxForce
®
11
MaxxForce
®
9/10
MaxxForce
®
13
MaxxForce
®
3.2
MaxxForce
®
4.8
MaxxForce
®
7.2

NYSE: NAV 77 Analyst Day February 1, 2012 77 MARKETS THAT MATTER STRONG DISTRIBUTION LOCAL LEADERSHIP INTEGRATED GROWTH INTEGRATED PRODUCT Global Playbook

NYSE: NAV

Analyst Day
February 1, 2012
78
Differentiate: Strong Distribution
Parts availability Brand exclusive Well financed,
multi-location
Australia India
Training facilities Real time support
China*
Mobile service
*JAC JV pending
Customer
Support
Leverage
Partnerships
Commitment to
the business

NYSE: NAV

Analyst Day
February 1, 2012
79
Global Dealer Footprint Progress
LATIN AMERICA
74
BRAZIL
12 80
S. AFRICA
11 40
INDIA
49 100
CHINA
100 180*
AUSTRALIA
14 20
Sales locations
2012 2015+
470 650-700
Total Sales or Service Points
*JAC JV pending
MENA
13 25

NYSE: NAV 80 Analyst Day February 1, 2012 80 MARKETS THAT MATTER LOCAL LEADERSHIP Global Playbook INTEGRATED PRODUCT STRONG DISTRIBUTION INTEGRATED GROWTH

NYSE: NAV 81 Analyst Day February 1, 2012 81 Integrated Growth Opportunities *Neobus JV pending

NYSE: NAV
Analyst Day
February 1, 2012
82
Global Playbook: Latin America
INTEGRATED
PRODUCT
31 YEARS
EXPERIENCE IN
LATIN AMERICA
LOCAL
LEADERSHIP
INTEGRATED
GROWTH
STRONG
DISTRIBUTION
AERO VS.
CAB OVER
2010
2011
LATEC fleet training
Continental
®
mixer
Adapted for local market

NYSE: NAV

Analyst Day
February 1, 2012
83
Progress and Results
* JV pending
Latin
America
Brazil India China*
Local Leadership
Product
Truck
Engine
Parts
Bus
Distribution
Results
2007 2000 2013 2013*

NYSE: NAV

Analyst Day
February 1, 2012
84
Accelerating Global Results
• Global market –
growing
• Product strategy –
ready to go
• Distribution –
building 2012
• Growth business –
exciting
opportunities now
• Navistar Global –
poised for
accelerated results
INTEGRATED
PRODUCT
STRONG
DISTRIBUTION
LOCAL
LEADERSHIP
INTEGRATED
GROWTH
MARKETS
THAT
MATTER

NYSE: NAV 85 Analyst Day February 1, 2012 85 A. J. Cederoth Executive Vice President & Chief Financial Officer

NYSE: NAV

Analyst Day
February 1, 2012
86
Setting a Path for Delivering Results
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation. 2007, 2008, 2009 and 2011 excluded certain charges.
Great Products
ProStar
Big Bore Engines
Distribution
Competitive Cost
Flexible Manufacturing
Product Maturity
Legacy Costs
Profitable Growth
Market Share
Global Presence
Parts Profitability
Niche Market Opportunities
Military
Integrated Vehicle
More…

NYSE: NAV

Analyst Day
February 1, 2012
87
What We’ve Heard Today
Creating value through integration and
differentiated thinking
Core Truck – 10% return on sales
Sustainable Military – Leveraged from
commercial core
Engine – Differentiator and
catalyst for growth
Global – Positioned for success

NYSE: NAV

Analyst Day
February 1, 2012
88
$20 Billion Diversified Mfg Revenue
Manufacturing Revenue
2008
$14 Billion
$20 Billion
$14 Billion
Manufacturing Revenue
2011
Manufacturing Revenue
at 350k Industry

NYSE: NAV

Analyst Day
February 1, 2012
89
Manufacturing Segment Profit*
Note:  This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
* As adjusted
($93)
$11
$421
$838
$462
$1,088
$707
$741
$882
$1,800
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
-$500
$0
$500
$1,000
$1,500
$2,000
2003 2004 2005 2006 2007 2008 2009 2010 2011 At 350k
Fiscal Year
Manufacturing Segment Profit (Loss)*

NYSE: NAV

Analyst Day
February 1, 2012
90
Elements of Strategic Success
$1,200M Potential
Mfg.
Segment
Profit*
$882M
$1,800M
Mfg.
Segment
Profit*
At 350k
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
*As adjusted
Market
Recovery
Product
Integration
Product
Maturity
Scale
Product
Acceptance
Integrated
Product
Line
Grow
w/Truck
Grow
w/Engine
Expand
Reach
Latin
America
Brazil
India
2011 Industry
Expansion
Margin
Improvement
Market Share
Growth
Parts
Growth
Global
Growth
Contingency

NYSE: NAV 91 Analyst Day February 1, 2012 91 Competitive Cost Structure Leveraging Assets/Controlling Destiny Scale 1-2-3

NYSE: NAV
Analyst Day
February 1, 2012
* Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed ROIC calculation and reconciliation.
Return on Invested Capital (ROIC)
ROIC* =
NOPAT
PIC + Debt
*  See Appendix for detailed ROIC calculation
** Excluding ~$200 million in legacy pension and OPEB expenses.
1.7%
14.2%
5.9%
7.3%
10.7%
16.1%
~20.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 At 350K Excluding
Legacy
Cost**

NYSE: NAV

Analyst Day
February 1, 2012
93
Capital Allocation Priorities
Value is best created by executing the strategy
Ensure adequate liquidity
• Improving the return on invested capital – expand core business margins
• Expanding current earnings multiples – consistent and predictable earnings
• Improved working capital management
• Fund long-term liabilities
• Deliver consistent earnings and growth
• Reduce debt
• Return cash to shareholders
Optimize the capital structure to drive value for shareholders

NYSE: NAV

Analyst Day
February 1, 2012
2011 & 2012 Key Items
2011 Business Drivers 2012 Business Drivers
• Industry at 262K • Industry recovering (275K – 310K)
• Market share improving late
• Expand market share – Class 8
• Military ~$2.0B revenue • Military ~ $1.5B
• “Total” Global – breakeven • Global – profitable
• Engineering – $532M
• Engineering – flat to down
• Core business margin improvement • Continue core business margin improvement
• Adjusted mfg segment profit – $882M • Adjusted mfg segment profit – up to $1,150M
• Pension & OPEB expense – $112M* • Pension & OPEB expense ~ $200M
• Engineering Integration – $64M • Engineering Integration – completed
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
* Excludes restructuring-related charges of $57 million.
– Protect Medium & Severe Service
– Decreasing rate in 2
nd
half

NYSE: NAV
Analyst Day
February 1, 2012
2012
Guidance
(adjusted
non-GAAP)
$15.0 - $16.0
$1,000 - $1,150
$350 - $400
~ 70
$5.00 - $5.75
$280 - $345
2012 Guidance – $5.00 - $5.75 EPS
2011 Actual
(adjusted
non-GAAP)
2012
Pro-Forma
@ 2011 Tax and
Pension & OPEB Rates
Revenue
(Billions)
$14.0 $15.0 - $16.0
Adj. Mfg.
Segment Profit
(Millions)
$882 $1,000 - $1,150
Adj. Net Income
(Millions)
$402 $490 - $530
Share Count
(Millions)
76.1 ~ 70
Adj. Diluted
EPS
$5.28 $7.00 - $7.60
GAAP Net
Income excl.
VA release
(Millions)
$186 $405 - $460
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
• Expanded
segment profit
– Margin improvement
– Improved quality
– Efficient
manufacturing
• Parts growth
• Global
expansion
• Military revenue
~$500M lower
• Tax rate
~25%-30%
• Legacy
Costs
~$90M
higher

NYSE: NAV
Analyst Day
February 1, 2012
Profitability Factors
Q1 Full Year
2011 Adj. Net Income (Millions)
$12 $402
2011 Adj. Diluted EPS $0.16 $5.28
Truck -
N.A. volume / Supplier constraints
- +
Engine -
Castings & Foundry start-up
- +
Military revenue
- -
Parts profitability
+/ -
+
Core business margin
improvement
+/ -
+ +
Financial services
- -
Legacy costs & taxes
-- --
2012 Adj. Net Income (Millions)
$350 – $400
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.

NYSE: NAV

Analyst Day
February 1, 2012
97
Manufacturing Cash Flow
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
Free Cash Flow
$375M
~$1,200 ~$1,200
$950
$300
$275
$210
$75
$90
$0
$500
$1,000
$1,500
$2,000
2011 Mfg
Cash
Cash from
operations
Pension/OPEB
Funding
Maintenance
CapEx
Strategic
Investments
Share
buyback
Other 2012 Mfg
Cash

NYSE: NAV

Analyst Day
February 1, 2012
98
Continued Success in 2012
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation. 2007, 2008, 2009 and 2011 excluded certain charges. 2012 FY Guidance and Pro-Forma does not include engineering integration costs and restructuring of N.A.
manufacturing operations.
2012 Guidance
2012 Pro-Forma
2007
Actual
2008
Actual
2009
Actual
2010
Actual
2011
Actual
$(5.00)
$
-
$5.00
$10.00
$15.00
$20.00
$25.00
150 200 250 300 350 400
TRADITIONAL INDUSTRY VOLUME (000S )
Goal at Mature
Strategy & 350k

NYSE: NAV

Analyst Day
February 1, 2012
99
Manufacturing Segment Profit*
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
* As Adjusted
($93)
$11
$421
$838
$462
$1,088
$707
$741
$882
$1,075
$1,800
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
-$500
$0
$500
$1,000
$1,500
$2,000
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Guidance
Midpoint
At 350k
Fiscal Year
Manufacturing Segment Profit (Loss)*

NYSE: NAV

Analyst Day
February 1, 2012
100
Positioned Well for the Future
Military
N. A. Truck
Engines
Parts
Global
~$1.5B
FY 2012
Building the foundation for our
future through integration
Integration Integration

NYSE: NAV 101 Analyst Day February 1, 2012 101 Q&A

NYSE: NAV 102 Analyst Day February 1, 2012 102 Appendix

NYSE: NAV 103 Analyst Day February 1, 2012 103 SEC Regulation G Non-GAAP Reconciliation

NYSE: NAV

Analyst Day
February 1, 2012
SEC Regulation G –
2012 Guidance & 2012 Pro Forma
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters, as we continue to develop plans for efficient transitions related to these activities and the optimization of our operations and management structure. Restructuring of North American manufacturing operations are charges primarily related to our plans to close our Chatham, Ontario heavy truck plant and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon.
(B) Pro forma adjustments are made to present adjusted fiscal 2012 guidance based on adjusted 2011 income tax rates and adjusted 2011 pension and OPEB charges. In 2011, we recognized an income tax benefit from the release of a portion of our income tax valuation allowance. As domestic earnings were taxable with the release of the income tax valuation allowance we recognized incremental domestic income tax expense for
2011 that would not have been recognized had we not released a portion of the income tax valuation allowance. The domestic income taxes were netted against the total benefit from the release of a portion of the income tax valuation allowance to arrive at an adjusted income tax rate of approximately 15% for 2011. The 2011 pension and OPEB charges of $169 million were reduced by $57 million related to restructuring activity for an adjusted 2011 pension and OPEB charge of $112 million. Pro forma adjustments excluding the valuation allowance release exclude the tax-impact related to engineering integration costs & restructuring of North
American manufacturing operations.
Lower Upper
(in millions, except per share data)
Net income attributable to Navistar International Corporation $          280 $           345
Plus: Engineering integration costs & restructuring of North American manufacturing operations, net of tax
(A)
70 55
Adjusted net income attributable to Navistar International Corporation 350 400
Plus: Pro forma tax and pension & OPEB adjustments
(B)
140 130
Adjusted pro forma net income attributable to Navistar International Corporation $          490 $           530
Diluted earnings per share attributable to Navistar International Corporation $         4.00 $          4.95
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation 1.00 0.80
Adjusted diluted earnings per share attributable to Navistar International Corporation 5.00 5.75
Effect of pro forma adjustments on diluted earnings per share attributable to Navistar International Corporation 2.00 1.85
Adjusted pro forma diluted earnings per share attributable to Navistar International Corporation $         7.00 $          7.60
Approximate diluted weighted shares outstanding 69.8 69.8
Lower Upper
(in millions)
Net income attributable to Navistar International Corporation $          280 $           345
Plus: Pro forma tax and pension & OPEB adjustments
(B)
125 115
Adjusted pro forma net income attributable to Navistar International Corporation excluding valuation allowance release $          405 $           460
Lower Upper
(in millions)
Net income attributable to Navistar International Corporation $          280 $           345
Less: Financial services segment profit, Corporate and eliminations, and income taxes (620) (725)
Manufacturing segment profit 900 1,070
Plus: Engineering integration costs & restructuring of North American manufacturing operations
(A)
100 80
Adjusted manufacturing segment profit $       1,000 $        1,150
Fiscal 2012 guidance - Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Fiscal 2012 guidance - Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Fiscal 2012 guidance - Adjusted pro forma net income attributable to Navistar International Corporation excluding valuation allowance release reconciliation:

NYSE: NAV

Analyst Day
February 1, 2012
105
SEC Regulation G –
Diluted EPS & Manufacturing Segment Profit vs. Traditional Industry
Original
Target
Revised
Target
U.S. & Canada Industry 414,500 350,000
Sales and revenues, net $15 + $20 +
Diluted earnings per share attributable to Navistar International Corporation $  11.46 $  12.31
Approximate diluted weighted shares outstanding ~ 72.5 ~ 72.5
(in millions)
Net income (loss) attributable to Navistar International Corporation $     825 $     892
Less: Financial services segment profit, Corporate and eliminations, and income taxes (775) (888)
Manufacturing segment profit
$  1,600 $  1,780
(in billions)

NYSE: NAV

Analyst Day
February 1, 2012
106
SEC Regulation G –
Adjusted Manufacturing Segment Profit – 2003-2011
(A) Ford settlement, restructuring and related charges (benefits) include the impact of our settlement with Ford in 2009 as well as charges and benefits recognized related to restructuring activity at our Indianapolis Casting Corporation and Indianapolis Engine Plant. The charges and benefits were recognized in our Engine segment.
(B) Impairment of property, plant, and equipment in 2008 are related to impairments to the asset groups in the Engine segment’s VEE Business
Unit. The 2009 impairments relate to charges recognized by the Truck segment for impairments related to asset groups at our Chatham and
Conway facilities.
(C) Engineering integration costs relate to the consolidation of our truck and engine engineering operations, as well as the move of our world headquarters. These costs include restructuring charges for activities at our Fort Wayne facility and other related costs, including $51 million of engineering integration costs recognized by our manufacturing segment.
(D) Restructuring of North American manufacturing operations are charges primarily related to our plans to close our Chatham, Ontario heavy truck plant and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon.  These costs include restructuring charges, as well as impairment charges related to certain intangible assets and property plant and equipment primarily related to these facilities, recognized by our Truck segment.
2011 2010 2009 2008 2007 2006 2005 2004 2003
(in millions)
Net income (loss) attributable to Navistar International Corporation $   1,723 $      223 $      320 $      134 $    (120) $      301 $      139 $      (44) $    (333)
Less:
Financial services segment profit (loss) 129 95 40 (24) 127 147 136 132 87
Corporate and eliminations (571) (590) (519) (478) (662) (590) (412) (178) (310)
Income tax benefit (expense) 1,458 (23) (37) (57) (47) (94) (6) (9) (17)
Manufacturing segment profit 707 741 836 693 462 838 421 11 (93)
Plus:
Ford settlement, restructuring and related charges (benefits)
(A)
- - (160) 37 - - - - -
Impairment of property, plant, and equipment
(B)
- - 31 358 - - - - -
Engineering integration costs
(C)
51 - - - - - - - -
Restructuring of North American manufacturing operations
(D)
124 - - - - - - - -
Adjusted manufacturing segment profit $      882 $      741 $      707 $   1,088 $      462 $      838 $      421 $        11 $      (93)
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:

NYSE: NAV

Analyst Day
February 1, 2012
107
SEC Regulation G –
Adjusted Diluted Earnings Per Share – Q1-2011
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters.
For the Three Months Ended
January 31, 2011
(in millions)
Net loss attributable to Navistar International Corporation
Plus:
Adjusted net income attributable to Navistar International Corporation
For the Three Months Ended
January 31, 2011
Diluted loss per share attributable to Navistar International Corporation
Adjusted diluted earnings per share attributable to Navistar International Corporation
Diluted weighted shares outstanding
Adjusted net income attributable to Navistar International Corporation reconciliation:
Adjusted diluted earnings per share attributable to Navistar International Corporation reconciliation:
(6)
18
12
(0.08)
0.24
0.16
75.9
$
$
$
$
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation
Engineering integration costs
(A)

NYSE: NAV

Analyst Day
February 1, 2012
SEC Regulation G –
Adjusted Diluted Earnings Per Share – 2007-2011
See slide 110 for explanation of adjustments.
2011 2010 2009 2008 2007
(in millions)
Net income (loss) attributable to Navistar International Corporation $   1,723 $      223 $      320 $      134 $    (120)
Plus:
Ford settlement, restructuring and related charges (benefits) (A) - - (157) 36 -
Impairment of property, plant, and equipment (B) - - 31 358 -
Write-off of debt issuance costs (C) - - 11 - 31
Engineering integration costs
(D)
64 - - - -
Restructuring of North American manufacturing operations (E) 127 - - - -
Medicare Part D ruling (F) 15 - - - -
Less:
Income tax valuation allowance release, net
(G)
1,527 - - - -
Adjusted net income attributable to Navistar International Corporation $      402 $      223 $      205 $      528 $      (89)
2011 2010 2009 2008 2007
Diluted earnings (loss) per share attributable to Navistar International Corporation $   22.64 $     3.05 $     4.46 $     1.83 $   (1.71)
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation 17.36 - 1.60 (5.38) (0.44)
Adjusted diluted earnings per share attributable to Navistar International Corporation $     5.28 $     3.05 $     2.86 $     7.21 $   (1.27)
Diluted weighted shares outstanding 76.1 73.2 71.8 73.2 70.3
Adjusted diluted earnings per share attributable to Navistar International Corporation reconciliation:
Adjusted net income attributable to Navistar International Corporation reconciliation:

NYSE: NAV

Analyst Day
February 1, 2012
109
SEC Regulation G –
Return on Invested Capital
See slide 110 for explanation of adjustments.
* Return on Invested Capital equals NOPAT divided by invested capital (PIC plus debt).  ROIC is based on AVERAGE invested capital for each year, where the average annual invested capital is the simple average of the current and prior years' invested capital.
ROIC Calculation:
2007 2008 2009 2010 2011 At 350k
(in millions)
Net income (loss) attributable to Navistar International Corporation (120) $           134 $              320 $              223 $              1,723 $           900 $
Plus:
Ford settlement, restructuring and related charges (benefits)
(A)
- 36 (157) - - -
Impairment of property, plant, and equipment
(B)
- 358 31 - - -
Write-off of debt issuance costs
(C)
31 - 11 - - -
Engineering integration costs
(D)
- - - - 64 -
Restructuring of North American manufacturing operations
(E)
- - - - 127 -
Medicare Part D ruling
(F)
- - - - 15 -
Less:
Income tax valuation allowance release, net
(G)
- - - - (1,527) -
Adjusted net income attributable to Navistar International Corporation (89) $             528 $              205 $              223 $              402 $              900 $
Interest Expense 502 469 251 253 247
Less:  Financial Services Interest Expense 306 313 161 113 109
Manufacturing Interest 196 $            156 $              90 $                 140 $              138 $              150 $
Net Operating Profit After Taxes (NOPAT) 107 684 295 363 540 1,050
Net Long-Term Mfg Operations Debt 1,665 1,639 1,670 1,841 1,881 1,900
Financial Services Bank revolvers, at fixed and variable rates 1,354 1,370 1,518 974 1,072 1,100
Mfg Long Term Debt incl. Revolver 3,019 $         3,009 $           3,188 $           2,815 $           2,953 $           3,000 $
Plus: Additional Paid in Capital (PIC) 1,954 1,966 2,071 2,206 2,253 2,253
Less: Common Stock Held in Treasury (165) (137) (149) (124) (191) (270)
Plus: Accumulated Positive Earnings (Retained Earnings) - - - - - 2,000
Invested Capital 4,808 $         4,838 $           5,110 $           4,897 $           5,015 $           6,983 $
Average Annual Invested Capital* 4,345 $         4,823 $           4,974 $           5,004 $           5,034 $           6,503 $
ROIC 2.5% 14.2% 5.9% 7.3% 10.7% 16.1%

NYSE: NAV

Analyst Day
February 1, 2012
110
SEC Regulation G –
Adjusted Manufacturing Segment Profit (2003-2011) & ROIC – (Continued)
(A) Ford settlement, restructuring and related charges (benefits) include the impact of our settlement with Ford in 2009 as well as charges and benefits recognized related to restructuring activity at our Indianapolis Casting Corporation and Indianapolis Engine Plant. The charges and benefits were recognized in our Engine segment with the exception of $3 million of income tax expense and $1 million of income tax benefit related to the settlement in 2009 and 2008 respectively.
(B) Impairment of property, plant, and equipment in 2008 are related to impairments to the asset groups in the Engine segment’s VEE Business
Unit. The 2009 impairments relate to charges recognized by the Truck segment for impairments related to asset groups at our Chatham and
Conway facilities.
(C)
The write-off of debt issuance costs during 2009 and 2007 represent charges related to the Company's refinancing.
(D) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters. These costs include restructuring charges for activities at our Fort Wayne facility of $29 million for the year ended October 31,
2011. We also incurred $35 million of other related costs for the year ended October 31, 2011, respectively.
(E) Restructuring of North American manufacturing operations are charges primarily related to our plans to close our Chatham, Ontario heavy truck plant and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon.  These costs include restructuring charges of $58 million for the year ended October 31, 2011. We also incurred $5 million of other related costs for the year ended October 31, 2011. In addition, the Company recognized $64 million of impairment charges related to certain intangible assets and property plant and equipment primarily related to these facilities.
(F) In the fourth quarter of 2011, the Company had an unfavorable ruling related to a 2010 administrative change the Company made to the prescription drug program under the OPEB plan affecting plan participants who are Medicare eligible. As a result the Company recognized approximately $15 million of expense for postretirement benefits.
(G) In the third quarter of 2011, we recognized an income tax benefit of $1.476 billion from the release of a portion of our income tax valuation allowance. In the fourth quarter of 2011, we recognized an additional income tax benefit of $61 million related to the release of a portion of our income tax valuation allowance. As domestic earnings are now taxable with the release of the income tax valuation allowance we recognized
$10 million of domestic income tax expense for 2011 that would not have been recognized had we not released a portion of the income tax valuation allowance. The $10 million of domestic income taxes were netted against the total benefit of $1.537 billion from the release of a portion of the income tax valuation allowance.  In addition, the other adjustments included in the table above have not been adjusted to reflect their income tax effect as the adjustments are intended to represent the impact on the Company's Consolidated Statement of Operations without the incremental income tax effect that would result from the release of the income tax valuation allowance. The charges related to our
Canadian operations would not be impacted as a full income tax valuation allowance remains for Canada.

NYSE: NAV

Analyst Day
February 1, 2012
111
SEC Regulation G –
Adjusted Net Income – 2011
(A) In the third quarter of 2011, we recognized an income tax benefit of $1.476 billion from the release of a portion of our income tax valuation allowance. In the fourth quarter of 2011, we recognized an additional income tax benefit of $61 million related to the release of a portion of our income tax valuation allowance.
2011
(in millions)
Net income attributable to Navistar International Corporation $        1,723
Less:
Income tax valuation allowance release, net
(A)
1,537
Adjusted net income attributable to Navistar International Corporation (excluding the release of the valuation allowance) $           186
Adjusted net income attributable to Navistar International Corporation (excluding the release of the valuation allowance) reconciliation:

NYSE: NAV

Analyst Day
February 1, 2012
112
SEC Regulation G –
Manufacturing Cash
October 31, 2011
(in millions)
Manufacturing segment cash and cash equivalents $                     488
Financial services segment cash and cash equivalents 51
Consolidated cash and cash equivalents $                     539
Manufacturing marketable securities $                     698
Financial services segment marketable securities 20
Consolidated marketable securities
$                     718
Manufacturing segment cash and cash equivalents 488
Manufacturing marketable securities 698
Manufacturing segment cash, cash equivalents and marketable securities $                  1,186
Manufacturing cash, cash equivalents, and marketable securities reconciliation:

NYSE: NAV
Analyst Day
February 1, 2012
FY 2012 Forecast - Truck Chargeouts
Note:   Charegouts for FY 2012 exclude RV towable units.
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
2012 Forecast 2012 Forecast 2012 Forecast 2012 Forecast
Q1 Q2 Q3 Q4
Traditional Expansionary

NYSE: NAV

Analyst Day
February 1, 2012
114
Frequently Asked Questions
Q1: How many Dealcor dealers did you have as of October 31, 2011?
A: Of our 287 primary NAFTA dealers, we have ownership interest in 7 DealCor dealers as of December 31, 2011.
Q2: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio through NFC, funded with traditional private or public securitizations, and through NFC’s bank facility.
Q3: How is your NFC portfolio performing?
A: NFC‘s wholesale portfolio performed exceptionally in 2011 and is expected to see little or no losses again in 2012. NFC’s retail portfolio in the U.S. is in run-off mode now that Navistar Capital, the new GE Capital retail program, is financing retail customers.
Q4: What is your total amount of capacity at NFC?
A: As of December 31, 2011, total availability in our U.S. funding facilities is $587 million.
Q5: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q6: What is the status of the High Mobility Multipurpose Wheeled Vehicle (HMMWV) Modernized Expanded Capacity Vehicle
(MECV) program?
A: A date for request for proposals has not been specified. An official update on the program is not expected until the defense budget is unveiled.

NYSE: NAV

Analyst Day
February 1, 2012
115
Frequently Asked Questions
Q7: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: A revised final request for proposals for the Engineering, Manufacturing and Development (EMD) phase was issued on
January 26, 2012.
Q8: What are your margins for military vehicles?
A: We do not break margins out specific to our military vehicles. These numbers are reported as part of our Truck segment financials.
Q9: How will the changing Department of Defense (DoD) budget affect Navistar in FY 2012?
A:
The coming year will present challenges, but Navistar’s commercial expertise may be an advantage when the DoD is asked to do more with less. In addition, the Company continues to pursue a number of foreign military opportunities, especially in the Middle
East, where defense spending is growing. Finally, the Company has a fleet of more than 32,000 vehicles in operation in approximately 26 countries, including more than 9,000 vehicles operating with Afghan Security Forces. These vehicles will require parts and sustainment support throughout their lifecycles.
Q10: How does your FY 2012 Class 8 industry compare to ACT Research?
A:
Reconciliation to ACT 2012
ACT* 247,399
CY to FY adjustment (3,607)
Other misc. specialty vehicles  Included in ACT (5,500)
Total (ACT comparable Class 8 to Navistar) 238,292
Navistar Industry Retail Deliveries Combined Class 8 Trucks 216,500
Navistar difference from ACT: 21,792
10.1%
*Source:  ACT N.A. Commercial Vehicle Outlook - Jan, 2011
U.S. and Canadian Class 8 Truck Sales

NYSE: NAV

Analyst Day
February 1, 2012
116
Frequently Asked Questions
Q11: Why did the Company release a significant portion of its domestic deferred tax valuation allowance?
A:
Q12:
A: Beginning in 2012, we would estimate future effective tax rates to fall in the upper 20% to low 30% range.
Q13:
A: The release of deferred tax valuation allowances is an accounting adjustment, which reinstates the Company’s deferred tax assets on its balance sheet.  It has no impact on actual cash tax payments.
Q14: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2011 the Company has U.S. federal net operating losses (NOLs) valued at $126 million, state NOLs valued at
$79 million and foreign NOLs valued at $102 million, for a total undiscounted cash value of $307 million. In addition to NOLs, the
Company has accumulated tax credits of $208 million and other deferred tax assets of $1.8 billion resulting in total deferred tax assets of approximately $2.3 billion.
Q15: When do you expect to exhaust your U.S. NOLs and tax credits?
A: We expect to be able to utilize remaining NOLs and accumulated tax credits over the next three to four years, which will keep our cash tax payments low in the near term.
The Company evaluated a variety of criteria, both objective and subjective, and concluded that a significant portion of its U.S. deferred tax valuation allowance should be released in 2011 based on its judgment that (on a more likely than not basis) it will realize the value of these deferred tax assets in the future.  That judgment considered, among others things, the Company’s recent history of delivering profits in a depressed market, as well its confidence in the future profitability of its U.S. operations.
How does the release of deferred tax valuation allowances affect future effective tax rates?
How will the release of deferred tax valuation allowances impact future cash tax payments?

NYSE: NAV

Analyst Day
February 1, 2012
117
Frequently Asked Questions
Q16: How will $2.3 billion of deferred tax assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes. The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to immediately reduce taxable income in the future. In addition, we have several other major components of deferred taxes which will reduce taxable income in the future. For example, the Company has accrued significant OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the Company will realize tax deductions to offset future taxable income.
Q17: How would future tax proposals to reduce U.S. tax rates impact Navistar?
A: While lower tax rates would favorably impact future tax expense, because of the Company’s large balance of deferred tax assets we would incur a one-time adverse impact to our P&L to reset/reduce our deferred tax balances to the lower statutory rates.  We estimate that for every 1%
reduction in tax rates, we would incur an immediate, one-time tax increase of $50 million.
Q18: How does vertical integration of big bore engines impact warranty?
A: With the transition to 100% MaxxForce ® engines we will assume an increased responsibility for engine warranty, which was previously absorbed by our suppliers and reflected in our material costs. The impact of this change will increase warranty expense and decrease material costs.
Q19: What are your expected 2012 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $187 million in 2012 to our U.S. and Canadian pension plans (the
Plan). Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates, and the impact of any funding relief currently under consideration. We currently expect that from 2013 through 2015, the Company will be required to contribute at least $170 million per year to the Plan, depending on asset performance and discount rates.
Q20: What is your expected 2012 pension and OPEB GAAP expense?
A: FY 2012 pension and OPEB GAAP expense is currently estimated at approximately $200 million based on the October 31, 2011 measurement of obligations and assets. FY 2011 pension and OPEB expenses were $112 million, plus $57 million of restructuring related charges that are excluded from the presentation of Adjusted Manufacturing Segment Profit. Excluding the restructuring related charges in 2011, pension and
OPEB expenses within the manufacturing segments are expected to be relatively flat between FY 2011 and FY 2012.

NYSE: NAV

Analyst Day
February 1, 2012
118
Frequently Asked Questions
Q21: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:
Q22: What are the $225 million of Recovery Zone Facility Bonds (RZFBs) Series 2010 due October 15, 2040 being used for?
A:
Q23: Why did you use Recovery Zone Facility Bond (RZFB) financing?
A: The RZFBs are a cost effective, long-term form of capital that is complementary to our capital structure. The bonds have a 30-year maturity and a fixed rate coupon of 6.50% per annum. They are callable at par any time after 10 years (October 15, 2020). Issuing bonds in the tax-exempt market gave us exposure to a new source of investors that we wouldn’t otherwise have access to if not for the RZFB program.
Q24: What should we assume for capital expenditures in fiscal 2012?
A: We plan to continue capital spending within the traditionally guided range of $250 million to $350 million for products and development. Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.
The main variance between cash and GAAP interest results from our manufacturing segment’s $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes.  As a result of this issuance, manufacturing interest expense is higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note, amortization of the original issue discount of the high yield notes  and amortization of the embedded call option in the convertible notes.  The timing of interest payments also impacts this variance on a quarterly basis, but not on a fiscal year basis.
We are using the proceeds to invest in our product development strategy and our headquarter consolidation. Great products are a key pillar of our three-pronged strategy. Streamlining and improving our product development processes will continue to provide competitive advantages for us in the marketplace.  The funding from the RZFBs will allow us to consolidate many facilities into a new facility and make necessary renovations to that facility.  Additionally we will invest in an existing facility, which includes investments in equipment and technology that will help us create and improve our product development process and thus shareholder value.